 TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY

                                                                     Exhibit 4.1

Common Stock, $.01 Par Value                        Common Stock, $.01 Par Value

           NUMBER                                               SHARES
                          CIRCOR INTERNATIONAL, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY                                 CUSIP 17273K 10 9


THIS CERTIFIES THAT
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS







is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE
                             CENT ($.01) EACH OF

                          CIRCOR International, Inc.
(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the Restated Certificate of Incorporation and the By-Laws of the Corporation as now or hereafter amended.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:



      /s/ Cosmo S. Trapani                            /s/ David A. Bloss, Sr.
            SECRETARY         [SEAL APPEARS HERE]      CHAIRMAN OF THE BOARD


     COUNTERSIGNED AND REGISTERED:
                         BankBoston, N.A.
                                   TRANSFER AGENT AND REGISTRAR

                  BY   /s/ William L. Goldberg


                                         AUTHORIZED SIGNATURE

                          CIRCOR INTERNATIONAL, INC.

        The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEM COM - as tenants in common               UNIF GIFT MIN ACT-            Custodian
     TEN ENT - as tenants by the entireties                         -------------------------------
     JT TEN  - as joint tenants with right of                       (Cust)                  (Minor)
               survivorship and not as tenants                       under Uniform Gifts to Minors
               in common                                             Act
                                                                        ----------------
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.



For value received,            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________



_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _____________________



                       ________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-19.